HIGHLAND FUNDS II

Supplement dated April 22, 2013 to the Summary Prospectus for each of

Highland International Equity Fund and Highland Global Select Equity Fund

and the Highland Funds II Prospectus and Statement of Additional Information,

each dated February 1, 2013, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectuses, Prospectus and/or Statement of Additional Information of Highland International Equity Fund and Highland Global Select Equity Fund, each a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

At a meeting held on January 17, 2013, the Trust’s Board of Trustees approved the reorganization of each of Highland International Equity Fund and Highland Global Select Equity Fund (each, an “Acquired Fund”) into Highland Core America Equity Fund (each such reorganization, a “Consolidation”). Subject to a number of conditions, the Consolidations were expected to be completed on or around April 12, 2013 (the “Closing Date”). The Closing Date has been delayed; shareholders will receive further communications regarding the Consolidations at a later date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE.